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                                                                    EXHIBIT 23.3


                                                                 [ANDERSEN LOGO]


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 30, 2002, on the historical financial statements of Tilia International, Inc. and Subsidiaries included in Alltrista Corporation's Form 8-K dated April 24, 2002.


                                                         /s/ Arthur Andersen LLP
                                                         -----------------------


San Francisco, California
June 3, 2002